UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  October 31, 2023

MYRIAD GENETICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-26642	87-0494517
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

322 North 2200 West
Salt Lake City, Utah 84116
(Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code: (801) 584-3600
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	MYGN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.01 Entry into a Material Definitive Agreement.

On October 31, 2023, Myriad Genetics, Inc. (the “Company”) entered into an amendment (the “Amendment”) to (i) its original credit agreement (the “Original Credit Agreement”) dated as of June 30, 2023, with the lenders from time to time party thereto, certain of the Company’s domestic subsidiaries party thereto (the “Guarantors”), and JP Morgan Chase Bank, N.A., as Administrative Agent (in such capacity, “Administrative Agent”) and as Issuing Bank, consisting of a revolving credit facility in an initial maximum principal amount of $90,000,000, with an option to increase the maximum principal amount by up to $25,000,000 and (ii) its original pledge and security agreement (the “Original Security Agreement”) dated as of June 30, 2023, with the other grantors party thereto and the Administrative Agent. Pursuant to the Amendment, the Company exercised the option to increase the maximum principal amount of the available revolving line of credit by $25,000,000, which was effectuated through a new commitment provided by a new lender, Goldman Sachs Bank USA.

In addition, the Amendment amends the Original Credit Agreement and Original Security Agreement to, among other things, the following:

•allow for the assignment and terminations of certain lease agreements and the sale of certain personal property consisting of office furniture and equipment relating to such assignment;
•extend the time for compliance with certain post-closing obligations of the Original Credit Agreement; and
•revise the language of the Original Security Agreement to better reflect the Company’s existing cash management system.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amendment, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference in its entirety.

ITEM 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
10.1
First Amendment to Credit Agreement and Pledge and Security Agreement, dated as of October 31, 2023, among Myriad Genetics, Inc., the other loan parties party thereto, the lenders party thereto, and JPMorgan Chase Bank, N.A., as administrative agent.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MYRIAD GENETICS, INC.

Date: October 31, 2023	By:	/s/ R. Bryan Riggsbee
R. Bryan Riggsbee
Chief Financial Officer